                                                                   Exhibit 10.1

                                CONSENT AND AMENDMENT

    CONSENT AND AMENDMENT, dated as of September 3, 1997, among RCI China, Inc., a Delaware corporation and wholly-owned subsidiary of Renaissance Cosmetics, Inc., Dana Perfumes Corp. ("BORROWER"), the other Credit Parties to the Credit Agreement referred to below, General Electric Capital Corporation, for itself, as lender, and as Agent for Lenders, and the other Lenders party to the Credit Agreement.

                                 W I T N E S S E T H:

    WHEREAS, Borrower, Credit Parties, Agent and Lenders are parties to that certain Credit Agreement dated as of March 12, 1997 (as from time to time amended, restated, supplemented or otherwise modified, the "CREDIT AGREEMENT", and unless the context otherwise requires or unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement); and

    WHEREAS, Borrower (for and on behalf of itself and the other Credit Parties), Agent and Lenders are parties to that certain letter agreement, dated June 27, 1997, as amended on July 25, 1997 and August 20, 1997; and

    WHEREAS, Borrower has requested that Agent and Lenders consent to certain transactions that have heretofore occurred and to amend the Loan Documents to add RCI China, Inc. as a Credit party as hereinafter set forth;

    WHEREAS, Agent and Lenders have agreed to consent to such transactions and to amend the Loan Documents to add RCI China, Inc. as a Credit Party as hereinafter set forth;

    NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

    SECTION 1. CONSENTS.

          (a) MERGERS OF INACTIVE SUBSIDIARIES. Effective as of the Effective Date (as defined herein) and notwithstanding Section 6.1 of the Credit Agreement, Agent and Lenders hereby consent to the following completed transactions:

              (1) the merger of Rosemint Cosmetics, Inc. (an inactive
                  Subsidiary) with and into MEM Company, Inc. ("MEM")
                  (a Credit Party), with MEM as the surviving corporation.

              (2) the merger of MEM International, Inc. (an inactive
                  Subsidiary) with and into MEM, with MEM as the surviving corporation.

              (3) the merger of Victor of Milano, Ltd. (an inactive Subsidiary)
                  with and into MEM, with MEM as the surviving corporation.

              (4) the merger of St. Thomas Holdings, Inc. (an inactive
                  Subsidiary) with and into MEM, with MEM as the surviving corporation.

              (b) TRANSFER OF UK ASSETS. Effective as of the Effective Date and notwithstanding Sections 6.2, 6.4(a) and 6.8 of the Credit Agreement, Agent and Lenders hereby consent to the following completed transactions:

              (1) the contribution by Borrower of all of the United Kingdom inventory and molds acquired by Borrower from Proctor &
                  Gamble and in existence on and as of December 31, 1996 (the "UK Assets"), which were valued at approximately $4.4 million, to the capital of Dana U.K. Limited, a wholly-owned subsidiary of Borrower ("Dana UK") (the "UK Assets Transfer").

              (2) the delivery by Dana UK of its own promissory note in the principal amount of $1 million to Borrower as partial payment for the UK Assets (the "Dana UK Note").

              (c) CHINA JOINT VENTURE. Effective as of the Effective Date and notwithstanding Sections 6.1(a) and 6.2 of the Credit Agreement, Agent and Lenders hereby consent to the following completed transactions:

              (1) the formation of RCI China, Inc., a Delaware corporation and newly-formed, wholly-owned subsidiary of Parent ("RCI China").

              (2) the contribution by (i) Parent to RCI China, of $1,093,000 in cash and (ii) Borrower, Cosmar Corporation, MEM, English Leather, Inc. and Great American Cosmetics, Inc. of the non-exclusive right to use the brands and products listed on
                   SCHEDULE 1 hereto.

     SECTION 2. AMENDMENTS. Effective as of the Effective Date, (i) the Credit Agreement is hereby amended to add RCI China as a Credit Party, (ii) the Security Agreement is hereby amended to add RCI China as a Grantor, (iii) the Guaranty is hereby amended to add RCI China as a Guarantor, and (iv) the Pledge Agreement is hereby amended to add RCI China as a Pledgor, in each case, as though RCI China had been an original signatory thereto.

     SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE CREDIT PARTIES AND RCI CHINA. The Credit Parties and RCI China represent and warrant to Agent and each Lender as follows:

          (a) The execution, delivery and performance by each Credit Party and RCI China of this Consent and Amendment (and each of the financing statements and other documents to be executed by such Person pursuant hereto) and the creation of all Liens provided for herein: (1) are within such Person's corporate power; (2) have been duly authorized by all necessary or proper corporate and shareholder action; (3) do not contravene any provision of such Person's charter or bylaws; (4) do not violate any law or regulation, or any order or decree of any Governmental Authority; (5) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound; (6) do not result in the creation or imposition of any Lien upon any of the property of such Person other than those in favor of Agent, on behalf of itself and Lenders, pursuant to the Loan Documents; and (7) do not require the consent or approval of any Governmental Authority or any other Person.

          (b) This Consent and Amendment and the financing statements and other documents to be executed and delivered by the Credit Parties and RCI China have been duly executed and delivered by each Credit Party and RCI China and constitute legal, valid and binding obligations of such Credit Party and RCI China enforceable against it in accordance with their terms.

          (c) After giving effect to the consents and amendments contained in this Consent and Amendment, each of the representations and warranties of the Credit Parties (including RCI China) contained in the Credit Agreement and each of the other Loan Documents shall be true and correct on and as of the Effective Date as if made on such date, except to the extent any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by such agreements.

          (d) After giving effect to the consents and amendments contained in this Consent and Amendment, no Default or Event of Default shall be continuing.

          (e) Upon the Effective Date, RCI China shall be a Credit Party, Grantor, Guarantor and Pledgor under the Credit Agreement, Security Agreement, Guaranty and Pledge Agreement, respectively.

     SECTION 4. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS CONSENT AND AMENDMENT. This Consent and Amendment shall become effective as of the first date on which each of the following conditions shall have been satisfied or provided for in a manner satisfactory to Agent, or waived by Agent and Requisite Lenders (such date is referred to herein as the "Effective Date"):

          (a) Agent shall have executed this Consent and Amendment.

          (b) Agent shall have received, in form and substance satisfactory to Agent, this Consent and Amendment, duly executed and delivered by RCI China, Borrower, the other Credit Parties and Requisite Lenders.

          (c) Agent shall have received, in form and substance satisfactory to Agent, financing statements on Form UCC-1 in proper form for filing, duly executed and delivered by RCI China.

          (d) Agent shall have received, in form and substance satisfactory to Agent, a Pledge Amendment, duly executed and delivered by Borrower, pledging the Dana UK Note, along with the original Dana UK Note and a duly executed instrument of transfer in blank in form and substance satisfactory to Agent.

     SECTION 5. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.

          (a) On and after the Effective Date, each reference in the Loan Documents to "this Agreement", "herein", "hereof", "hereunder" or words of similar import, shall mean and be a reference to such Loan Document as amended hereby and after giving effect to the consents provided herein.

          (b) Except as specifically amended above, the Credit Agreement, the Notes and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Consent and Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     SECTION 6. FEES AND EXPENSES. Borrower agrees to reimburse Agent for all reasonable out-of-pocket fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors in connection with the preparation, execution and delivery of this Consent and Amendment.

     SECTION 7. GOVERNING LAW. THIS CONSENT AND AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     SECTION 8. SECTION TITLES. Section titles contained in this Consent and Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

     SECTION 9. COUNTERPARTS. This Consent and Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

    IN WITNESS WHEREOF, this Consent and Amendment has been duly executed as of the date first written above.

                                       RCI CHINA, INC.


                                       By:  /s/ John R. Jackson
                                            -----------------------------------
                                            Name:  John R. Jackson
                                            Title:  VP

                                       DANA PERFUMES CORP.


                                       By:  /s/ John R. Jackson
                                            -----------------------------------
                                            Name:  John R. Jackson
                                            Title:  VP

                                       GENERAL ELECTRIC CAPITAL
                                       CORPORATION, as Agent and Lender


                                       By:  /s/ Peggy Erlenkotter
                                            -----------------------------------
                                            Name:  Peggy Erlenkotter
                                            Title:  Duly Authorized Signatory

                                       NATIONAL CITY COMMERCIAL FINANCE,
                                       INC., as Lender


                                       By:  /s/ Christina M. Lucas
                                            -----------------------------------
                                            Name:  Christina M. Lucas
                                            Title:  Vice President

                                       PNC BANK, N.A., as Lender


                                       By:  /s/ Frank Phillips
                                            -----------------------------------
                                            Name:  Frank Phillips
                                            Title:  VP

                                   Other Credit Parties:

                                   RENAISSANCE COSMETICS, INC.
                                   COSMAR CORPORATION
                                   GREAT AMERICAN COSMETICS, INC.
                                   HOUBIGANT (1995) LIMITED
                                   MEM COMPANY, INC.
                                   TINKERBELL, INC. (F/K/A MARTON FRERES, INC.)
                                   MEM COMPANY (CANADA) LIMITED


                                   By:  /s/ John R. Jackson
                                        -----------------------------------
                                        Name:  John R. Jackson
                                        Title:  VP

                                   SCHEDULE 1

Chantilly                              Insignia
White Chantilly                        California for Men
Tabu                                   le Jardin
DREAMS BY TABU                         LaJoie
Lutece                                 PRO10
Raffinee                               Press & Go
Demi-Jour                              Petite Press & Go
Monsieur Musk                          Sport Press & Go
French Garden Flowers                  Quik Fit
English Waterlilys                     Sculpture Quik
French Vanilla by Dana                 Sculpture Quik II
Ambush                                 UltraGel
Canoe                                  Nail Fetish
Canoe-Sport                            Wrap Quik
Herbissimo                             Quikfile
Navigator                              Quikshine
English Leather                        Filepro
British Sterling                       Nat Robbins
Love's                                 Lip Lacquer
Heaven Sent                            Ever Sheer
NaVy                                   Color Intense 24
Toujours Moi
NaVy for Men